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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                DECEMBER 9, 2004

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                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

           MISSOURI                       1-13437                43-1710906
           --------                       -------                ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

                          27500 RIVERVIEW CENTER BLVD.
                            BONITA SPRINGS, FL 34134
          (Address of principal executive offices, including zip code)

                                 (239) 949-4450
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On December 9, 2004, Source Interlink Companies, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended October 31, 2004. Also on December 9, 2004, the Company held its Q3 earnings conference call. The press release and transcript of the Q3 earnings conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and, in addition to this Report on Form 8-K and pursuant to General Instruction B.2 of Form 8-K, are being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 8.01. OTHER EVENTS.

           The text under "Item 2.02. Results of Operations and Financial Condition" above is hereby incorporated by reference into this Item 8.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

The following exhibit is furnished herewith:

EXHIBIT NO.   DESCRIPTION
-----------   -----------
      99.1    December 9, 2004 Press Release by Source Interlink Companies, Inc.

      99.2    Transcript of Conference Call held December 9, 2004

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SOURCE INTERLINK COMPANIES, INC.

                                 By: /s/ Marc Fierman
                                     -----------------------------------------
                                     Marc Fierman
                                     Vice President and Chief Financial Officer

Date: December 10, 2004
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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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
     99.1     December 9, 2004 Press Release by Source Interlink Companies, Inc.

     99.2     Transcript of Conference Call held December 9, 2004